Exhibit 10.1

Certain information marked as [****] has been excluded from this exhibit because it is both (i) not material and (ii) is the type that the Registrant treats as private or confidential.

AMENDMENT #2

TO

SUPPLY AGREEMENT

This Amendment #2 to Supply Agreement (“Amendment”) is made effective as of July 19, 2022 (the “Amendment Effective Date”) and entered into by and between Sight Sciences, Inc., a Delaware corporation having a principal place of business at 4040 Campbell Ave., Suite 100, Menlo Park, California 94025 (“Buyer”) and Peter’s Technology (Suzhou) CO., LTD., a Suzhou, Jiangsu Province corporation, with its principal place of business at No. 99 Jishi East Road, Wu Jiang District, Suzhou City, Jiangsu Province, P.R. China 215200 (“Supplier”).

RECITALS

WHEREAS, Buyer and Supplier are parties to that certain Supply Agreement, effective as of January 14, 2020 (as the same has been or may be amended, the “Agreement”); and

WHEREAS, the Parties wish to amend certain of their respective rights and obligations under the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.
This Amendment shall be effective as of the Amendment Effective Date.

2.
Exhibit A shall be amended in its entirety and replaced with the attached Exhibit A as of the Amendment Effective Date.

3.
All capitalized terms not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

4.
Unless specifically amended herein, all other terms and conditions of the Agreement, including the remainder of Exhibit A, shall continue in full force and effect.

The parties have caused this Agreement to be executed as of the Effective Date.

SIGHT SCIENCES, INC. By /s/ Ken Gillette – Dir. Global Supply Chain [Name and Title] Date July 25, 2022	PETER’S TECHNOLOGY (SUZHOU) CO., LTD. By /s/ Calvin Kuo Calvin Kuo (print name) Title: General Manager Date: July 26, 2022

EXHIBIT A

PRODUCTS; PRODUCT PRICING

1. Products; Prices. Products and Product prices are as follows:

Product No.	Product Description	Price Per Unit
FG-06721	1-102 OMNI Surgical System (US)	[****]
FG-06722	1-103 OMNI Surgical System (OUS)	[****]
FG-06011	1-104 OMNI Plus Surgical System (US)	[****]
FG-06047	1-105 OMNI Plus Surgical System (OUS)	[****]
FG-07938	5-117 SmartLids, Single Pair, Gen 1.5	[****]
FG-08255	1-107 Sion Surgical System	[****]
FG-07441	1-108 OMNI Surgical System (US)	[****]
FG-07442	1-109 OMNI Surgical System (OUS)	[****]

Products are current revision in accordance with Sight Sciences’ released specifications.